AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement ("Amendment"), having an effective date of May 5, 2014 ("Amendment Effective Date"), is made and entered by and between The Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 ("OSIF") and Microlin Bio, Inc, a New York corporation located at 302A W. 12th Street, Suite 114, New York, NY 10014 ("Licensee").

BACKGROUND

Ohio State and Licensee entered into a License Agreement dated September 6, 2013 ("License Agreement") with respect to Ohio State # A2014-0165;

Ohio State and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

The parties agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2. Delete "Exhibit C Patent Applications" in its entirety and replace with "Exhibit C-1 Licensed Patent Applications (COLON)"

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

4. Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

OHIO STATE INNOVATION FOUNDATION	MICROLIN BIO, INC
By: /s/ Timothy R. Wright	By: /s/ Joseph Hernandez
Name: Timothy R. Wright	Name: Joseph Hernandez
Title: President	Title: CEO & President
Date: May 5, 2014	Date: May 5, 2014

EXHIBIT C-1
LICENSED PATENT APPLICATIONS (COLON)

Tech ID	App. Title	Inventors	Assignee
2006-009	Compositions and Methods for the Diagnosis and Therapy of BCL2-Associated Cancers	Calin, George; Croce, Carlo	OSURF

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2006-009	**US**	**60/716,134**	**Expired**	**Provisional priority**	
2006-009	AU	2006291165*(APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-009	CA	2621441	Allowed	PCT	
2006-009	CA	not yet received	Pending	DIV	
2006-009	CN	ZL200680039776.8* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-009	CN	201210380806.9	Published	DIV	
2006-009	EP	2006814375.9	Allowed	PCT	
2006-009	JP	2008-531200	Abandoned	PCT	
2006-009	JP	2013-081761	Published	DIV	
2006-009	PCT	PCT/US2006/035100	Inactive	ORD	
2006-009	US	11/991,773 (USP 8,481,505)	Issued	ORD	5/12/08@020933/0864 to OSU; 3/30/09@022469/0357 to OSURF
2006-009	US	13/918,087	Published	DIV	6/14/13@030617/0969 to OSU; 6/14/13@030617/0975 to OSURF

Tech ID	App. Title	Inventors	Assignee
2006-138	MicroRNA-Based Methods and Compositions for the Diagnosis and Treatment of Solid Cancers	Calin, George; Croce, Carlo; Violina Stefano	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2006-138	**US**	**60/756,585**	**Expired**	**Provisional priority**	

2006-138	AU	2007205234* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT
2006-138	AU	2007205163* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	DIV
2006-138	AU	2013245505	Pending	DIV
2006-138	CA	2633754* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT
2006-138	CA	2811486	Pending	DIV
2006-138	CN	200780005821.2 (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT
2006-138	CN	201310493368.1	Published	DIV
2006-138	EP	2012154326.8	Pending	DIV
2006-138	EP	2012154329.2	Pending	DIV
2006-138	EP	2012154332.6	Pending	DIV
2006-138	EP	2012154334.2	Pending	DIV
2006-138	EP	2012154341.7	Pending	DIV
2006-138	EP	2012154342.5	Pending	DIV
2006-138	EP	2012154246.8	Pending	DIV
2006-138	EP	2012154343.3	Pending	DIV
2006-138	EP	2012154346.6	Pending	DIV
2006-138	EP	2012154350.8	Pending	DIV
2006-138	EP	2012154300.3	Published	DIV
2006-138	EP	2012154307.8 (EP2479286)	Inactive; Issued	DIV
2006-138	CH (Switzerland)	EP2479286	Issued	EPC
2006-138	DE (Germany)	EP2479286	Issued	EPC
2006-138	ES (Spain)	EP2479286	Issued	EPC
2006-138	GB (United Kingdom)	EP2479286	Issued	EPC
2006-138	FR (France)	EP2479286	Issued	EPC
2006-138	IT (Italy)	EP2479286	Issued	EPC
2006-138	EP	12154301.1	Published	DIV
2006-138	EP	12154315.1	Pending	DIV
2006-138	EP	12154304.5	Allowed	DIV
2006-138	EP	12154321.9	Published	DIV
2006-138	HK	2009108431.1	Pending	REP
2006-138	JP	2008-549555 (JP5395439)	Issued	PCT
2006-138	JP	2012-183280	Published	DIV

2006-138	US	12/160,061 (USP 8,148,069)	Issued	ORD	7/3/08@021195/0765 to OSU; 3/30/09@022469/0413 to OSURF
2006-138	US	13/405,517	Pending	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13,/405,543	Pending	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13/407,890	Published	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13/406,615 (USP 8,658,362)	Issued	DIV	3/7/12@027819/0315 to OSU

Tech ID	App. Title	Inventors	Assignee
2007-019	MicroRNA -Based Methods and Compositions for the Diagnosis and Treatment of Colon Cancer-Related Diseases	Carlo Croce; Curtis Harris; Aaron Schetter	OSURF; Government of the United States of America (DHHS); NIH

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2007-019	**US**	**60/807,304**	**Expired**	**Provisional priority**	
2007-019	**US**	**60/932,736**	**Expired**	**Provisional priority**	
2007-019	AU	2007272947 (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2007-019	AU	2013222027	Pending	DIV	
2007-019	CA	2657030	Pending	PCT	
2007-019	CN	20078033066.9	Pending	PCT	
2007-019	CN	1310396056.9	Pending	DIV	
2007-019	EP	11170608.1 (EP2369017)	Inactive/ Issued	DIV	
2007-019	CH (Switzerland)	EP2369017	Issued	EPC	
2007-019	DE (Germany)	EP2369017	Issued	EPC	
2007-019	ES (Spain)	EP2369017	Issued	EPC	
2007-019	GB (United Kingdom)	EP2369017	Issued	EPC	
2007-019	FR (France)	EP2369017	Issued	EPC	
2007-019	IT (Italy)	EP2369017	Issued	EPC	
2007-019	EP	11196190.0 (EP2455492)	Issued	DIV	
2007-019	CH (Switzerland)	EP2455492	Issued	EPC	

2007-019	DE (Germany)	EP2455492	Issued	EPC	
2007-019	ES (Spain)	EP2455492	Issued	EPC	
2007-019	GB (United Kingdom)	EP2455492	Issued	EPC	
2007-019	FR (France)	EP2455492	Issued	EPC	
2007-019	IT (Italy)	EP2455492	Issued	EPC	
2007-019	EP	11196250.2 (EP2455493)	Issued	DIV	
2007-019	CH (Switzerland)	EP2455493	Issued	EPC	
2007-019	DE (Germany)	EP2455493	Issued	EPC	
2007-019	ES (Spain)	EP2455493	Issued	EPC	
2007-019	GB (United Kingdom)	EP2455493	Issued	EPC	
2007-019	FR (France)	EP2455493	Issued	EPC	
2007-019	IT (Italy)	EP2455493	Issued	EPC	
2007-019	EP	11196253.6 (EP2455494)	Issued	DIV	
2007-019	CH (Switzerland)	EP2455494	Issued	EPC	
2007-019	DE (Germany)	EP2455494	Issued	EPC	
2007-019	ES (Spain)	EP2455494	Issued	EPC	
2007-019	GB (United Kingdom)	EP2455494	Issued	EPC	
2007-019	FR (France)	EP2455494	Issued	EPC	
2007-019	IT (Italy)	EP2455494	Issued	EPC	
2007-019	EP	11196265.0	Pending	DIV	
2007-019	EP	11196254.4 (EP2436782)	Inactive; Issued	DIV	
2007-019	DE	EP2436782	Issued	EPC	
2007-019	IT	EP2436782	Issued	EPC	
2007-019	GB	EP2436782	Issued	EPC	
2007-019	CH	EP2436782	Issued	EPC	
2007-019	FR	EP2436782	Issued	EPC	
2007-019	ES	EP2436782	Issued	EPC	
2007-019	EP	11196256.9 (EP2436783)	Inactive; Issued	DIV	
2007-019	DE	EP2436783	Issued	EPC	
2007-019	IT	EP2436783	Issued	EPC	
2007-019	GB	EP2436783	Issued	EPC	
2007-019	CH	EP2436783	Issued	EPC	

2007-019	FR	EP2436783	Issued	EPC	
2007-019	ES	EP2436783	Issued	EPC	
2007-019	EP	11196261.9 (EP2436784)	Inactive; Issued	DIV	
2007-019	DE	EP2436784	Issued	EPC	
2007-019	IT	EP2436784	Issued	EPC	
2007-019	GB	EP2436784	Issued	EPC	
2007-019	CH	EP2436784	Issued	EPC	
2007-019	FR	EP2436784	Issued	EPC	
2007-019	ES	EP2436784	Issued	EPC	
2007-019	EP	11196262.7 (EP2436785)	Issued	DIV	
2007-019	DE	EP2436785	Issued	EPC	
2007-019	IT	EP2436785	Issued	EPC	
2007-019	GB	EP2436785	Issued	EPC	
2007-019	CH	EP2436785	Issued	EPC	
2007-019	FR	EP2436785	Issued	EPC	
2007-019	ES	EP2436785	Issued	EPC	
2007-019	JP	2013-056596	Pending	DIV	
2007-019	JP	2009-519525/5230619	Issued	PCT	
2007-019	PCT	PCT/US2007/015892	Inactive	ORD	
2007-019	US	13/295,440 (USP 8,518,647)	Issued	DIV	2/11/09@022245/0780 to DHHS; 2/11/09@022245/0769 to OSURF
2007-019	US	13/296,545	Pending	DIV	
2007-019	US	12/373,358 (USP 8,084,199)	Issued	ORD	2/11/09@022245/0780 to DHHS; 2/11/09@022245/0769 to OSURF
2007-019	US	13/295,209 (USP 8,338,102)	Issued	DIV	12/21/11@027429/0475 to DHHS/NIH; 12/21/11@027429/0443 to OSURF and a confirmatory license to NIH/DHHS recorded 5/24/13@030488/0643
2007-019	US	13/295,692 (USP 8,338,103)	Issued	DIV	12/21/11@027429/0556 to DHHS/NIH; 12/21/11@027429/0546 to OSURF and a confirmatory license to NIH/DHHS

					recorded 5/28/13@030498/0274
2007-019	US	13/296,291 (USP 8,338,104)	Issued	DIV	12/21/11@027429/0566 to DHHS/NIH; 12/21/11@027429/0559 to OSURF and a confirmatory license to NIH/DHHS recorded 5/24/13@030488/0625
2007-019	US	13/296,371 (USP 8,338,105)	Issued	DIV	12/21/11@027429/0590 to DHHS/NIH; 12/21/11@027429/0579 to OSURF and a confirmatory license to NIH/DHHS recorded 5/28/13@030492/0940
2007-019	US	13/296,448 (USP 8,338,106)	Issued	DIV	12/21/11@027429/0606 to DHHS/NIH; 12/21/11@027429/0593 to OSURF and a confirmatory license to NIH/DHHS recorded 5/24/13@030488/0627
2007-019	US	13/296,500 (USP 8,343,725)	Issued	DIV	12/21/11@027429/0634 to DHHS/NIH; 12/21/11@0620 to OSURF and a confirmatory license to NIH/DHHS recorded 5/24/13@030488/0659
2007-019	US	12/295,280 (USP 8,349,568)	Issued	DIV	12/21/11@027429/0481 to DHHS/NIH; 12/21/11@027429/0390 to OSURF and a confirmatory license to NIH/DHHS recorded

					5/28/13@030498/0614

Tech ID	App. Title	Inventors	Assignee
2007-028	Ultraconserved regions encoding ncRNAs are altered in human leukemias and carcinomas	Carlo Croce	OSURF

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2007-028	**US**	**60/963,329**	**Expired**	**Provisional priority**	
2007-028	AU	2008283997	Allowed	PCT	
2007-028	CA	2695514	Pending	PCT	
2007-028	CN	200880108689.2	Allowed	PCT	
2007-028	CN	201410065368.6	Pending	DIV	
2007-028	EP	8782609.5	Pending	PCT	
2007-028	EP	13175161.2	Pending	DIV	
2007-028	EP	13175167.9	Pending	DIV	
2007-028	EP	13175160.4	Published	DIV	
2007-028	JP	2010-519269	Pending	PCT	
2007-028	PCT	PCT/US2008/072081	Inactive	ORD	
2007-028	US	13/910,410	Published	DIV	6/27/13@030703/0739 to OSURF
2007-028	US	12/672,014 (USP8,465,918)	Issued	PCT	2/22/10@023971/0565 to OSURF

Tech ID	App. Title	Inventors	Assignee
2007-030	Methods for Identifying Fragile Histidine Triad (FHIT) Interaction and Uses Thereof	Croce, Carlo	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2007-030	**US**	**61/000,480**	**Expired**	**Provisional priority**	
2007-030	AU	2008316577	Pending	PCT	
2007-030	CA	2703707	Pending	PCT	
2007-030	CN	200880119206.9 (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2007-030	EP	2008841700.1	Published	PCT	

2007-030	JP	2010-531311	Pending	PCT	
2007-030	PCT	PCT/US2008/081294	Inactive	ORD	
2007-030	US	12/739,541	Published	PCT	2/25/11@025866/0871 to OSU; confirmatory license to NIH/DHHS recorded 10/18/10@025149/0570

Tech ID	App. Title	Inventors	Assignee
2010-126	Materials and Methods Related to Modulation of Mismatch Repair and Genomic Stability by miR-155	Croce, Carlo; Valeria, Nicola	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2010-126	**US**	**61/318,042**	**Expired**	**Provisional priority**	
2010-126	AU	2011232669	Pending	PCT	
2010-126	CA	2794142	Pending	PCT	
2010-126	CN	201180022637.5	Published	PCT	
2010-126	EP	2011760035.3	Published	PCT	
2010-126	JP	2013-502642	Published	PCT	
2010-126	PCT	PCT/US2011/029348	Inactive	ORD	
2010-126	US	13/637,490	Published	PCT	12/4/12@029403/0877 to OSU

Tech ID	App. Title	Inventors	Assignee
2011-085	Materials and Methods Related to Micro-RNA-21 Mismatch Repair and Colorectal Cancer	Croce, Carlo; Valeria, Nicola	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2011-085	**US**	**61/413,180**	**Expired**	**Provisional priority**	
2011-085	AU	2011326032	Pending	PCT	
2011-085	CA	2816603	Pending	PCT	
2011-085	CN	201180061049.2	Published	PCT	
2011-085	EP	11840508.3	Published	PCT	
2011-085	JP	2013-538930	Published	PCT	
2011-085	PCT	PCT/US2011/060349	Inactive	ORD	

2011-085	US	13/884,668	Published	PCT	6/19/13@030647/0116 to OSU
Tech ID	**App. Title**		**Inventors**		**Assignee**
2011-137	Mutator Activity Induced by microRNA-155 (miR-155) Links Inflammation and Cancer		Croce, Carlo		OSU
Tech ID	**Country**	**Appl. and/or Patent No.**	**Status**	**Type**	**Assignment Recordation Date and Reel/Frame Numbers**
2011-137	**US**	**61/449,854**	**Expired**	**Provisional priority**	
2011-137	AU	2012225506	Pending	PCT	
2011-137	CA	2828772	Pending	PCT	
2011-137	CN	201280018289.9	Pending	PCT	
2011-137	EP	2012755097.8	Published	PCT	
2011-137	JP	2013-557819	Pending	PCT	
2011-137	PCT	PCT/US2012/028016	Inactive	ORD	
2011-137	US	13/414,084 (USP 8,664,192)	Issued	ORD	4/5/12@027998/0613 to OSU; confirmatory license to NIH/DHHS recorded 11/15/12@029244/0395
2011-137	US	14/195,141	Pending	DIV (D1)	Application was just filed; awaiting signed Assignment back from Dr. Croce
Tech ID	**App. Title**		**Inventors**		**Assignee**
2012-066	Methods and Compositions Related to miR-21 and miR-29a, Exosome Inhibition and Cancer Metastsis		Croce, Carlo; Fabbri, Muller		OSU
Tech ID	**Country**	**Appl. and/or Patent No.**	**Status**	**Type**	**Assignment Recordation Date and Reel/Frame Numbers**
2012-066	**US**	**61/569,862**	**Expired**	**Provisional priority**	Assignment not yet recorded; will obtain at national phase entry 6/13/14
2012-066	**US**	**61/644,980**	**Expired**	**Provisional priority**	
2012-066	PCT	PCT/US2012/069484	Published	ORD	

Tech ID	App. Title	Inventors	Assignee
2012-104	Materials and Methods Related to NSAID Chemoprevention in Colorectal Cancer	Croce, Carlo; Aronow, Bruce; Fishel, Richard; Kopelovich, Levy; Juana Martin-Lopez	OSU; The Government of the US (DHHS); CCHMC

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2012-104	**US**	**61/565,540**	**Expired**	**Provisional priority**	Assignment not yet recorded; will obtain at national phase entry 6/1/14
2012-104	US	61/732,906	Pending	P2	
2012-104	PCT	PCT/US2012/067651	Published	ORD	